UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2019

BYLINE BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-38139	36-3012593
(Commission File Number)	(I.R.S. Employer Identification No.)

180 North LaSalle Street, Suite 300
Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

(773) 244-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On June 1, 2018, Byline Bancorp, Inc. (“Byline”) filed a Current Report on Form 8-K dated May 31, 2018 (the “First Evanston 8-K”) to report, among other things, under Item 2.01, the completion of its acquisition of First Evanston Bancorp, Inc. (“First Evanston”), which occurred on May 31, 2018.  On August 13, 2018, Byline filed an amendment to the First Evanston 8-K on Form 8-K/A in order to provide the financial information required by Item 9.01 of Form 8-K, which included as Exhibit 99.3 the unaudited pro forma combined condensed consolidated financial information of Byline as of March 31, 2018 and for the three months ended March 31, 2018 and the year ended December 31, 2017. The pro forma financial information filed as Exhibit 99.1 to this Current Report on Form 8-K updates the pro forma financial information previously filed through the year ended December 31, 2018.

Item 9.01.	Financial Statements and Exhibits.

(a)Pro Forma Financial Information.

The unaudited pro forma combined condensed consolidated statement of operations of Byline for the year ended December 31, 2018 after giving effect to the acquisition of First Evanston is filed as Exhibit 99.1 and is incorporated herein by reference.

(d)Exhibits.

Exhibit No.	Description

99.1	Unaudited Pro Forma Combined Condensed Consolidated Statement of Operations of Byline Bancorp, Inc. for the year ended December 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BYLINE BANCORP, INC.

Date: August 30, 2019	By:	/s/ Alberto J. Paracchini
	Name:	Alberto J. Paracchini
	Title:	President and Chief Executive Officer

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